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                                                                 EXHIBIT 10.69

                             STOCK PLEDGE AGREEMENT

            STOCK PLEDGE AGREEMENT, dated as of September 27, 2000, between WORLDWIDE WEB NETWORX CORPORATION, a Delaware corporation ("Pledgor"), and BLAIR VENTURES-FUND I, INC., a Delaware corporation ("Lender").

                              W I T N E S S E T H:

            WHEREAS, Pledgor is the record and beneficial owner of the shares of the common capital stock and other securities described in Schedule I attached hereto (the "Pledged Securities"); and

            WHEREAS, Lender has made a loan to Pledgor in the original principal amount of $3,600,000 (the "Loan"), evidenced by a Convertible Note dated August 22, 2000 (the "Note"); and

            WHEREAS, in connection with the making of the Loan and as security for the repayment of the Loan, Pledgor agreed to execute and deliver this Pledge Agreement and grant the security interest contemplated hereby.

            NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lender to make the Loan, it is agreed as follows:

            1. Definitions. Unless otherwise defined herein, the following terms shall have (unless otherwise provided elsewhere in this Stock Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

            "Agreement" shall mean this Stock Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

            "Bankruptcy Code" shall mean title 11, United States Code, as amended from time to time, and any successor statute thereto.

            "Pledged Collateral" shall have the meaning assigned to such term in
Section 2 hereof.

            "Secured Obligations" shall have the meaning assigned to such term in Section 3 hereof.

            2. Pledge. Pledgor hereby grants to Lender a first priority security interest in the Pledged Securities and the certificates representing the Pledged Securities, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received,

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receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities (collectively, the "Pledged Collateral").

            3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment of the Loan, in full, when due, whether at stated maturity, by acceleration or otherwise, and performance of Pledgor's obligations under the Note, whether for principal, interest, fees, costs and expenses, and all obligations of Pledgor now or hereafter existing under this Agreement or the Note (collectively, the "Secured Obligations").

            4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Securities shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Lender shall have the right, at any time after the occurrence of an event of default under the Note which is not cured within the notice and grace periods provided for therein (an "Event of Default"), in its discretion and without notice to Pledgor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Securities. In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

            5. Representations and Warranties. Pledgor represents and warrants to Lender that:

            (a) Pledgor is, and at the time of delivery of the Pledged Securities to Lender pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any lien thereon or affecting the title thereto, except for the lien created by this Agreement.

            (b) All of the Pledged Securities are fully paid and non-assessable.

            (c) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

            The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

            6. Covenants. Pledgor covenants and agrees that:

            (a) Without the prior written consent of Lender, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto or grant a lien in any therein; provided, however, that Pledgor may sell all or any part of the Pledged Collateral, at any time, provided that the proceeds are used to pay the obligations secured hereby in full.


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            (b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Lender from time to time may request in order to ensure to Lender the benefits of the liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Uniform Commercial Code financing statements, and will cooperate with Lender, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such liens or any sale or transfer of the Pledged Collateral.

            (c) Pledgor has and will defend the title to the Pledged Collateral against the claim of any party.

            7. Pledgor's Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof,

            (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement;

            (b) All dividends and all other distributions in respect of any of the Pledged Securities of Pledgor, whenever paid or made, shall be delivered to Lender to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

            8. Defaults and Remedies. (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, then or at any time after such declaration (provided that such declaration is not rescinded by the Lender) and following written notice to Pledgor, Lender (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations, to exercise the voting rights with respect thereto, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Lender was the outright owner thereof, Pledgor hereby irrevocably constituting and appointing Lender as the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so, and which shall remain in effect until the Secured Obligations are paid in full; provided, however, Lender shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Lender's place of business, or at any public building in the City of New York or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Lender may deem fair, and Lender or any Lender may be the purchaser


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of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Lender reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Lender.

            (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Lender, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

            (c) In the event of any sales hereunder Lender shall, after deducting all costs or expenses of every kind (including reasonable attorneys' fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sales to the payment or reduction, either in whole or in part, of the Secured Obligations, returning the surplus, if any, to Pledgor.

            (d) If, at any time when Lender shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), Lender may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Lender in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Lender, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person


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permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such party's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as Lender may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

            (e) Pledgor recognizes that Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.

            (f) Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies. No failure or delay on the part of Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Lender with respect to any such remedies shall operate as a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

            (g) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Lender by reason of a breach of any of such covenants and, consequently, agrees that, if Lender shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by Pledgor on the


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date Lender shall demand compliance with this Section 8, and (ii) the amount required to pay in full the Secured Obligations.

            9. Application of Proceeds. Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied first to pay in full the expenses of Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Lender in connection therewith, including, without limitation, attorney's fees, and then to the then unpaid principal of and accrued interest due under the Note.

            10. Waiver. No delay on Lender's part in exercising any power of sale, lien, option or other right here-under, and no notice or demand which may be given to or made upon Pledgor by Lender with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Lender's rights as against Pledgor in any respect.

            11. Assignment. Lender may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations and the holder of such instrument shall be entitled to the benefits of this Agreement.

            12. Termination. Immediately following the payment of all Secured Obligations, Lender shall deliver to Pledgor the Pledged Collateral at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

            13. Lien Absolute. All rights of Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of any agreement or instrument governing or evidencing any Secured Obligations;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any other agreement or instrument governing or evidencing any Secured Obligations;

            (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

            (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.


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            14. Release. Pledgor consents and agrees that Lender may at any time, or from time to time, in their discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Lender in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Lender may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Lender's part shall in any event affect or impair this Agreement.

            15. Indemnification. Pledgor jointly and severally agrees to indemnify and hold Lender harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Lender, in good faith, in respect of any transaction effected under this Agreement or in connection with the lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein. Whether or not the transactions contemplated by this Agreement shall be consummated, Pledgor agrees to pay to Lender all out-of-pocket costs and expenses incurred in connection with this Agreement and all reasonable fees, expenses and disbursements, including the reasonable fees of Lender's agents or representatives, incurred in connection with the execution and delivery of this Agreement and the performance by Lender of the provisions of this Agreement and of any transactions effected in connection with this Agreement. The obligations of Pledgor under this Section 15 shall survive the termination of this Agreement.

            16. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured


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Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            17. Termination of Escrow Agreement. Upon the execution of this Agreement by the parties hereto and delivery of the stock certificates evidencing the Pledged Securities, together with stock powers, to Lender, the Escrow Agreement between Pledgor and Lender, dated August 22, 2000, shall terminate.

            18. Miscellaneous. (a) Pledgor jointly and severally agrees to promptly reimburse Lender for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Lender in connection with the administration and enforcement of this Agreement.

            (b) Neither Lender nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

            (c) This Agreement shall be binding upon Pledgor and is successors and assigns, and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of New York without giving effect to principles of conflict of laws, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Lender and Pledgor.

            19. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

            20. Notices. Except as otherwise provided here-in, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

            (a)   If to Lender, at:

                  Blair Ventures-Fund I, Inc.
                  44 Wall Street
                  New York, NY 10005
                  Attention:  President
                  Telecopy Number:  212-269-1438


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            (b)   If to Pledgor, at:

                  WorldWide Web NetworX Corporation
                  888 Seventh Avenue
                  6th Floor
                  New York, NY 10106
                  Attention:  President

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, con-sent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

            21. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            22. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first written above.


                              WORLDWIDE WEB NETWORX CORPORATION
                              As Pledgor

                              By: /s/ Carol C. Knauff
                                  -------------------------------
                                  Name: Carol C. Knauff
                                  Title: President

Accepted and Acknowledged by:

BLAIR VENTURES-FUND I, INC.
As Lender




By: /s/
    ---------------------------
    Name:
    Title:


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                                   SCHEDULE I



This Schedule is attached to and forms a part of that certain Stock Pledge Agreement, dated as of September 27, 2000, between WorldWide Web NetworX Corporation, as Pledgor, and Blair Venture-Fund I, Inc., as Lender.

Pledged Securities:


1,575,000 shares of the common capital stock of Entrade Inc., a Delaware corporation

600,719 shares of the common capital stock of New America Network, Inc., a Delaware corporation



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